SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2005

                        Commission File Number: 000-49620

                                  Cobalis Corp.
                                  -------------
             (Exact name of registrant as specified in its charter)

Nevada                                                                91-1868007
-------                                                               ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

2445 McCabe Way, Suite 150, Irvine, CA                                     92614
---------------------------------------                                    -----
(Address of principal executive offices)                              (Zip Code)

                                 (949) 757-0001
                                 --------------
              (Registrant's Telephone Number, Including Area Code)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On July 26, 2005, Cobalis Corp., a Nevada corporation (the "Registrant"), was notified that Stonefield Josephson, Inc. ("Stonefield"), its former auditor, has withdrawn its audit report dated July 8, 2004 for the Registrant's 2004 and 2003 financial statements, and its audit report dated May 23, 2003 on the Registrant's 2003 and 2002 financial statements, and that therefore, reliance should not be placed on those reports referred to above, or on any related financial statements. Stonefield took this action after we filed our annual report on Form 10-KSB for the fiscal year ended March 31, 2005 on July 15, 2005, without the permission of Stonefield , due to a fee dispute with Stonefield. Our annual report erroneously included a report dated July 20, 2005, which purported to be from Stonefield, implying that additional auditing procedures had been performed by that firm, when that had not occurred. On July 19, 2005, Stonefield notified our senior management that Stonefield was requesting corrective action as to the error in our Report on Form 10-KSB, wherein (a) Stonefield's report was not authorized to be associated with the Registrant's financial statements, and that (b) we should amend our 10-KSB. Stonefield notified our board of directors on July 26, 2005, that in the opinion of Stonefield, our senior management did not take timely and appropriate remedial actions in regard to this request. We are currently preparing an amended annual report to remove the Stonefield Josephson report, and because of our fee dispute with Stonefield, have engaged our current auditor, Kabani & Co. to audit the financial statements for these prior years.

Since we do not have an audit committee, our board of directors has not discussed this matter with Stonefield as of the date of this report on Form 8-K. In addition, Stonefield is being provided with a copy of the disclosures made in response to this Item 4.02 no later than the day that these disclosures are filed with the Securities and Exchange Commission ("Commission"). Stonefield will be requested to furnish a letter addressed to the Commission stating whether it agrees with the statements contained herein, and the Registrant herewith undertakes to amend this report on Form 8-K within two business days of receiving such a letter from Stonefield as an exhibit to this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  Cobalis Corp.

August 1, 2005                           By:      /s/ Chaslav Radovich
                                                  -----------------------------
                                                  Chaslav Radovich, President